UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2025

BARNES & NOBLE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Mountain View Blvd
Basking Ridge, NJ	07920
(Address of principal executive offices)	(Zip Code)

(908) 991-2665

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Barnes & Noble Education, Inc. (the “Company”) appointed Gary Luster, age 57, as Senior Vice President, Chief Accounting Officer, effective as of March 3, 2025. Mr. Luster most recently served as Vice President and Corporate Controller at TerrAscend, a North American cannabis operator, from August 2020 to June 2024. From July 2019 to August 2020, Mr. Luster served as Vice President of Accounting & Reporting at Capri Holdings Limited, the parent company of luxury fashion brands Versace, Jimmy Choo, and Michael Kors. From September 2016 to June 2019, he served as Senior Director and Assistant Controller at Tiffany & Co. (NYSE: TIF) a luxury jewelry and specialty retailer. Mr. Luster holds an MBA in Accounting from Rutgers Graduate School of Management and a Bachelor of Arts in Economics from Rutgers University. He is also a Certified Public Accountant (CPA). There are no family relationships between Mr. Luster and any director, executive officer or person nominated by the Company to become director or executive officer, and there are no transactions between Mr. Luster or any of his immediate family members, on the one hand, and the Company or any of its subsidiaries, on the other, that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with Mr. Luster’s appointment as Senior Vice President, Chief Accounting Officer, Mr. Luster and the Company entered into an Executive Employment Agreement (the “Employment Agreement”), pursuant to which Mr. Luster will be entitled to receive an annual base salary of $335,000 and, subject to approval of the board of directors, an award of 30,000 performance stock units (“PSUs”). Mr. Luster will be eligible to participate in the Company’s equity incentive program for executive officers. The Employment Agreement contains customary confidentiality and intellectual property assignment provisions.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1#	Employment Agreement, dated February 19, 2025, with Gary Luster.

99.1	Press Release of Barnes & Noble Education, Inc., dated March 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE EDUCATION, INC.

Date: March 6, 2025	By:	/s/ Jason Snagusky
	Name:	Jason Snagusky
	Title:	Chief Financial Officer